EXHIBIT 99.1

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.sucpas.com

January 5, 2012

U.S. Securities and Exchange Commission
100 F. Street, NE
Washington, DC 20549-7561

Re: Circle Star Energy Corp. -- SEC File No. 000-53868

Dear Ladies and Gentlemen:

We have read the statements of Circle Star Energy Corp. (the “Company”) in Item 4.01 on Form 8-K dated January 5, 2012 and we are in agreement with such statements as they pertain to our firm.  We have no basis to agree or disagree with other statements of the registrant contained therein.

Yours truly,

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC